BBCN Bancorp™

CORPORATE PRESENTATION

1ST QUARTER 2015

Safe Harbor

The Company may make projections or other forward-looking statements under Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") regarding future events or the future financial performance of the Company. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others things: the Company's ability to realize synergies from the merger of Pacific International and Foster Bankshares; the Company's ability to meet the competitive challenges of new markets; general economic and business conditions in those areas in which the Company operates; demographic changes; competition; fluctuations in market conditions, including interest rates; changes in business strategies; changes in governmental regulation; changes in credit quality; and other risks and uncertainties including those detailed in the documents the Company files from time to time with the Securities Exchange Commission. We wish to caution you that such statements are based on certain assumptions and that actual events or results may differ materially. We refer you specifically to the Company's most recent reports filed with the Securities and Exchange Commission, including Annual Report on Form 10-K for the year ended December 31, 2013. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements.

Corporate Profile

- Largest Korean-American bank in the nation
  - Created through successful merger of Center and Nara
  - Highest lending capacity among niche peers
  - 11th largest SBA lender in the U.S.A. by volume
  - Only Korean-American bank with presence in Korea
  - Most comprehensive offering of cash management services
  - Experienced management team
  - Only Korean-American bank ever to be listed on Forbes' list of "**Best Banks in America**"
    - 2013 ■ 2014 ■ 2015



Forbes | 2015
BEST BANKS
IN AMERICA
©2014 Forbes Media LLC. Used with permission.

- Financial metrics

	12/31/2011	12/31/2014
Total assets	$5.2 billion	$7.1 billion
Net loans receivable	$3.7 billion	$5.6 billion
Total deposits	$3.9 billion	$5.7 billion

BBCN's Mission & Values

Vision

- We will be the nation's premier Asian-American bank, with strong and mutually rewarding relationships with our customers

Mission

- Our mission is to be a strong banking partner to middle market and small businesses, their owners and employees, and our communities by providing high quality financial products and services

Core Values

I	• Integrity
T	• Transparency
F	• Fairness
I	• Initiative
T	• Teamwork
S	• Strong work ethic

Note: IT FITS® is a registered trademark of BBCN Bank.

Better Banking from California to New York

50 Branches and 6 Loan Production Offices in the U.S.
+ 1 Seoul Representative Office


Seattle
(4 branches + 1 LPO)
Northern California
(2 branches + 1 LPO)
Southern California
(26 branches)
Denver LPO
Chicago
(9 branches)
Dallas LPO
Atlanta LPO
New York/ New Jersey
(8 branches)
Annandale
(1 branch + 1 LPO)

BBCN Bancorp

Banking Experience of Executive Management



Kevin Kim (CEO)
Kyu Kim (COO)
Cha Park (CRBO)
Doug Goddard (CFO)
Sook Goo (COA)
Daniel Kim (CPO)
David Kim (GC & CAO)
Jason Kim (CLO)
Mark Lee (CCO)
Brian Van Dyk (CIO)
Min You (CRO)
0
5
10
15
20
25
30
35
Korean-American
Mainstream

Q4 and FY 2014 Highlights

- Continued consistent core revenue generation and high profitability, while pursuing new business initiatives
  - Q4 net income of $22.7 million, or $0.29 EPS, contribute to FY record earnings of $88.6 million, or $1.03 EPS
  - Record $4.1 million gain on sale of SBA loans for Q4
  - ROA of 1.28% and ROE of 10.42%
  - Efficiency ratio of 49.83%, notwithstanding investments in new product platforms
- Strong levels of new loan originations at $304 million for Q4, resulting in 10% organic loan growth for 2014
  - Total originations of $1.33 billion for 2014, reflecting a 17% increase over 2013
- Total deposits increased to $5.69 billion, reflecting organic growth of 11% for 2014
- Robust capital position with total risk-based ratio of 14.80% and TCE/TA of 10.98%
- Quarterly cash dividend of $0.10 per common share
- Began process of specializing business units into Commercial and Retail banking
  - Ensures differentiated and appropriate service levels
  - Structure better supports cross sales and promotes higher performance throughout organization
- Expanded product offering
  - Launched Equipment Lease Financing business late Q1 2014 – *Projecting $200+ million portfolio by year 5*
  - Soft launch of Residential Mortgage late Q4 2014 – *Full launch throughout national platform by mid-2015*
- Opened Seoul Representative Office during Q4
  - First ever formal expansion by Korean-American bank back to Korea
  - Significance of event underscored by attendance of LA Mayor Eric Garcetti and Seoul Mayor Won-Soon Park

Note: Q4 2014 and FY 2014 results benefited from a total of $5.0 million and $24.3 million, respectively, in pre-tax acquisition accounting adjustments and expenses related to mergers, as detailed on Appendix slide 24.

Positive Net Income[1] Trends

Quarterly


($ millions)
$4.2
$23.9
$19.4
$18.4
$21.5
$17.5
$22.7
$23.6
$18.1
$22.2
$22.3
$21.4
$22.7
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

Annual


$22.5
$77.6
$81.8
$88.6
2011
2012
2013
2014

1 *Net income available to common stockholders*
Note: *Net income benefited from pre-tax acquisition accounting adjustments related to mergers, as detailed on Appendix slide 23.*

BBCN Bancorp®

Profitability Measurements (Q4 2014)



1.28%
1.10%
ROAA
10.42%
8.88%
ROAE
3.90%
3.63%
NIM
49.83%
59.69%
Efficiency Ratio
BBCN
Peer Median
(as of Q3 2014)

Note: Q3 2014 results benefited from a total of $5.0 million in major pre-tax acquisition accounting adjustments related to mergers, as detailed on Appendix slide 23.
Peer Group includes continental U.S. commercial banks with total assets between 70% and 200% of BBCN Bank as of 12/31/13, excluding banks with extremely aberrant balance sheet structures.
Source: SNL Financial

BBCN Bancorp

Strong Organic Loan Growth

– Supplemented by Strategic Expansion –

Loans Receivable


$ Billions
$3.74
$4.30
15%
$5.07
9%
9%
$5.57
10%
12/31/2011
12/31/2012
12/31/2013
12/31/2014
Organic Growth
Strategic Growth

New Loan Originations


$371.2
$312.7
$241.5
$167.6
$322.9
$387.6
$208.0
$220.9
$304.1
$382.3
$343.7
$298.4
2012
2013
2014
Q4
Q3
Q2
Q1

BBCN Bancorp

Loan Portfolio by Region



Others
8%
Pacific
Northwest
4%
Midwest
5%
Eastern
Region
16%
Northern
California
8%
Southern
California
59%

Southern California

- **1986**: Founded by Los Angeles-based Korean-American investors

Northern California

- **1997**: Expanded de novo into Northern California; Acquired Asiana Bank in 2003

Eastern Region

- **1998**: Expanded into New York/New Jersey through multiple acquisitions

Midwest

- **2004**: Expanded into Chicago through branch acquisition; Acquired Foster Bank in 2013

Pacific Northwest

- **2005**: Expanded de novo into Seattle; Acquired Pacific International Bank in 2013

Diverse national footprint spreads credit risk and provides greater growth opportunities

Loan Portfolio Composition

$5.57 Billion
(as of 12/31/2014)


Other
2%
C & I
18%
Owner-
Occupied
CRE
29%
Nonowner-
Occupied
CRE
51%

Portfolio Composition By Region


17%
54%
27%
17%
42%
40%
7%
71%
22%
8%
17%
38%
37%
28%
40%
32%
Southern California
Northern California
Pacific Northwest
Midwest
Eastern Region

BBCN Bancorp

Loan Portfolio Rate Sensitivity

Loan Rate Mix


Variable
49%
$2.71 Billion
@4.18%[1]
$2.87 Billion
@4.75%[1]
Fixed
51%

Loans with Floors
$897.9 million
Weighted Avg. Rate of 4.94%

Distribution by Loan Type

Loan Type	Outstanding *($ millions)*	Avg Size *($ thousands)*	Avg Yield	Avg LTV[2]
CRE	$4,441.9	$1,223.6	4.58%	64.6
C&I	$1,038.4	$367.1	4.04%	
Other *(Consumer)*	$89.8	$36.0	4.22%	
Total Loans Outstanding	$5,570.1			

1 *The weighted average yield on the variable rate and fixed rate loan portfolios as presented excludes loan discount accretion.*
2 *LTV is weighted using loan principal balances as of September 30, 2014 divided by loan collateral values.*
3 *C&I average loan size excludes the SOHO loan portfolio acquired as part of an FDIC –assisted transaction. The portfolio includes 1,050 loans with a total outstanding balance of $0.6 million as of 12/31/2014.*

CRE Portfolio

$4.44 Billion
(as of 12/31/2014)



Hotel & Motel 20%
Retail - Multi 22%
Warehouse 10%
Gas Station & Car Wash 14%
All Others 34%

Note: All Others includes property types representing less than 10% of total CRE portfolio, including: Mixed Use, Retail-Single, Church, Residential, Office, Golf Course and Other smaller segments.

CRE By Region



31%
15%
10%
21%
23%
36%
25%
9%
13%
17%
25%
10%
4%
22%
39%
38%
16%
41%
4%
52%
7%
9%
24%
8%
Southern California
Northern California
Pacific Northwest
Midwest
Eastern Region

59%	9%	5%	5%	14%

as a % of Total CRE Portfolio

BBCN Bancorp

C&I Portfolio

$1.04 Billion
(as of 12/31/2014)



Manufacturing
10%
Wholesale
Trade
37%
Supermarkets
11%
All Others
42%

Note: All Others includes business types representing less than 10% of total C&I portfolio, including: Gas Station, Restaurant, Real Estate & Leasing, Retail, Laundries/Drycleaners, Liquor Stores, Hotel/Motel, Services, and Other smaller segments.

C&I
By Region



46%
1%
41%
12%
69%
12%
3%
16%
54%
26%
20%
29%
19%
50%
2%
30%
36%
29%
5%
Southern California
Northern California
Pacific Northwest
Midwest
Eastern Region

Southern California	Northern California	Pacific Northwest	Midwest	Eastern Region
62%	4%	2%	5%	23%

as a % of Total C&I Portfolio

BBCN Bancorp

Stable Asset Quality


Total Nonperforming Assets
($ millions)
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$47.3
$37.5
$20.0
63%
84%
$42.7
$43.9
$20.6
55%
86%
$39.6
$56.1
$23.2
45%
86%
$46.4
$57.1
$21.9
53%
83%
Q1 14
Q2 14
Q3 14
Q4 14
Nonaccrual Loans 90+
TDRs
OREO
Current and Paying as Agreed
Pacific Intern'l/Foster

- Nonaccrual loan trends have been stable throughout 2014
  - On average, greater than 50% of nonaccrual loan balances have been **"Current and Paying as Agreed"**
- TDRs are accruing restructured loans which are **"Current and Paying as Agreed"**
- Acquired troubled assets account for vast majority of OREO
- Net charge offs to average loans receivable have been nominal at 0.23% for 2014

BBCN Bancorp®

Notes: TDRs represents accruing restructured loans.
OREO represents other real estate owned.
Excludes guaranteed portion of SBA loans.
Balances reflect the inclusion of the loan portfolios from the Pacific International and Foster acquisitions.

Deposit Growth Trends

Total Deposits of $5.69 Billion
(as of 12/31/2014)



CDs <$100,000 11%
Noninterest bearing DDAs 27%
CDs $100,000+ 29%
Savings 4%
MMAs 29%

Non-Interest Bearing DDA Growth Trends



($ millions)
$761.2
$759.9
$198.1
$1,237.4
$984.4
$682.1
$1,088.6
$180.7
$1,248.3
$1,184.3
$650.8
$1,499.2
$222.4
$1,376.1
$1,399.5
$621.0
$1,667.4
$198.2
$1,663.9
$1,543.0
12/31/2011
12/31/2012
12/31/2013
12/31/2014

BBCN Bancorp

Capital Strength & Deployment

(As of 12/31/2014)


14.80%
10.00%
11.62%
5.00%
13.64%
5.00%
11.62%
Total Risk-Based Capital Ratio
Tier 1 Leverage Capital Ratio
Tier 1 Common Equity Ratio
Tangible Common Equity/ Tangible Assets
Excess Capital

- Redeemed $122 million TARP capital in 2Q 2012
- Re-initiated quarterly cash dividend in 4Q 2012
  - Increased cash dividend by 50% in Q3 2013
  - Increased cash dividend by 33% in Q3 2014
- Acquired Pacific International Bancorp
  - Became dominant player in the Pacific Northwest
- Acquired Foster Bankshares
  - Became the only Korean-American bank in the Mid-West
- Opened new branch in Palisades Park, NJ
  - Strengthened BBCN's market leadership in the New York/New Jersey markets
- Opened Seoul Representative Office
  - First ever expansion by a Korean-American bank into Korea
- Increasing loan portfolio mostly through organic growth
  - 15% year-over-year growth in 2012
  - 18% year-over-year growth in 2013
    - 9% through strategic acquisitions
  - 10% year-over-year growth in 2014

BBCN's Chosen Destiny

- $10 billion-plus asset bank
- The most successful U.S. enterprise founded by Korean-Americans
- Diversified financial services company
- The representative enterprise of the Korean-American banking industry – in the U.S. and in Korea

2015 Outlook & Strategies

- Launch of new products and services
  - Rollout of Residential Mortgage products across national platform by mid-2015
  - Launch new Credit Card product Q2 2015
  - Launch Wealth Management services Q2 2015
- Continued focus on organic and strategic growth opportunities
- Continued strength in SBA loan originations
- Stable to improving asset quality and credit costs, assuming steady global economic conditions
- High single-digit organic loan and deposit growth in 2015
- Continue to build on the foundation for sustained growth

Investment Opportunity

Premier Korean-American Bank in the Nation

- Strong and consistent core earnings power and capital
- Diversified into 5 targeted geographic markets
- Well positioned to continue proven track record of growth
- Deep and experienced executive management team
- Ample growth opportunities in existing U.S. footprint
- Only Korean-American bank with presence in Korea

Appendix –
Q4 2014 Financial Summary [1]

($ thousands)	Q4 2014	Q3 2014	Q4 2013
Net income	$ 22,687	$ 21,420	$ 18,071
Diluted earnings per share	$ 0.29	$ 0.27	$ 0.23
Net interest income	$ 66,234	$ 67,907	$ 66,876
GAAP Net interest margin	3.90%	4.15%	4.45%
Noninterest income	$ 12,050	$ 11,369	$ 11,356
Noninterest expense	$ 39,010	$ 39,420	$ 38,164
Net loans receivable	$ 5,499,449	$ 5,364,612	$ 5,006,856
Deposits	$ 5,693,452	$ 5,509,754	$ 5,148,057
Nonaccrual loans [2]	$ 46,352	$ 39,564	$ 39,154
ALLL to gross loans	1.22%	1.26%	1.33%
ALLL to nonaccrual loans [2]	146.18%	172.46%	171.94%
ALLL to nonperforming assets [2, 3]	53.87%	57.44%	69.15%
Provision for loan losses	$ 2,360	$ 4,256	$ 10,950
Net charge-offs	$ 2,834	$ 2,894	$ 9,345
ROA	1.28%	1.25%	1.13%
ROE	10.42%	9.97%	8.92%
Efficiency ratio	49.83%	49.73%	48.78%

BBCN Bancorp®

[1] *Financial results include pre-tax acquisition accounting adjustments related to mergers, as detailed on Appendix slide 29.*
[2] *Excludes delinquent SBA loans that are guaranteed and currently in liquidation.*
[3] *Nonperforming assets exclude acquired credit impaired loans.*

Appendix –

Major Pre-Tax Acquisition Accounting Adjustments Related to Mergers

	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Accretion of discount on acquired performing loans	$ 3,190	$ 4,157	$ 4,575	$ 3,202	$ 4,873	$ 4,074	$ 6,637	$ 4,076
Accretion of discount on acquired credit impaired loans	1,670	1,863	2,096	2,645	2,480	2,806	1,032	1,522
Amortization of premium on acquired FHLB borrowings	96	95	94	92	94	94	92	91
Accretion of discount on acquired subordinated debt	(41)	(41)	(40)	(91)	(107)	(81)	(48)	(43)
Amortization of premium on acquired time deposits	105	125	231	314	369	308	247	438
Increase/(decrease) to pre-tax income	$ 5,020	$ 6,199	$ 6,956	$ 6,162	$ 7,709	$ 7,201	$ 7,960	$ 6,084

Appendix –
Impact of Acquisition Accounting Adjustments

	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Reported — NIM	3.90%	4.15%	4.20%	4.29%	4.45%	4.42%	4.49%	4.49%
Acquisition accounting adjustments	(0.33)%	(0.42)%	(0.48)%	(0.47)%	(0.58)%	(0.56)%	(0.63)%	(0.52)%
NIM, ***excluding effect of acquisition accounting adjustments***	**3.57%**	**3.73%**	**3.72%**	**3.82%**	**3.87%**	**3.86%**	**3.86%**	**3.97%**
Reported — Weighted avg loan yield	5.11%	5.29%	5.44%	5.37%	5.59%	5.63%	5.78%	5.75%
Acquisition accounting adjustments	(0.40)%	(0.51)%	(0.58)%	(0.54)%	(0.69)%	(0.67)%	(0.76)%	(0.60)%
Weighted avg loan yield, ***excluding effect of acquisition accounting adjustments***	**5.11%**	**4.78%**	**4.86%**	**4.83%**	**4.90%**	**4.96%**	**5.02%**	**5.15%**
Reported — Weighted avg cost of deposits	0.55%	0.54%	0.54%	0.52%	0.50%	0.49%	0.49%	0.49%
Acquisition accounting adjustments	0.01%	0.01%	0.01%	0.03%	0.02%	0.02%	0.02%	0.04%
Weighted avg cost of deposits, ***excluding effect of acquisition accounting adjustments***	**0.56%**	**0.55%**	**0.55%**	**0.55%**	**0.52%**	**0.51%**	**0.51%**	**0.53%**

Appendix –
Reconciliation of TCE/TA

			12/31/2014
Total stockholders' equity		$	882,773
Less:	Common stock warrant		(378)
	Goodwill and intangible assets, net		(109,288)
Tangible common equity		$	773,107
Total assets		$	7,140,330
Less:	Goodwill and intangible assets, net		(109,288)
Tangible assets		$	7,031,042
Common shares outstanding			79,503,552
Tangible common equity per share		$	9.72
Tangible common equity to tangible assets			11.00%

Premier Korean-American Bank in the Nation

	Holding Company/Bank (as of 9/30/2014, unless noted)	Branches	Total Assets	Total Loans	Total Deposits	Branch Operations
1.	**BBCN Bancorp** *(as of 12/31/2014)*	**50**	**$7,140,330**	**$5,567,207**	**$5,693,452**	**CA, NY, NJ, IL, WA, VA**
2.	Hanmi Financial Corporation	49	$4,229,099	$2,677,514	$3,617,553	CA, TX, IL, NY, NJ, VA
3.	Wilshire Bancorp *(as of 12/31/2014)*	33	$4,155,469	$3,308,297	$3,401,259	CA, TX, NY, NJ
4.	Pacific City Bank	9	$854,769	$715,578	$769,079	CA
5.	Commonwealth Business Bank	4	$628,371	$520,342	$550,490	CA
6.	Metro City Bank	8	$569,318	$459,054	$479,368	GA, AL, VA
7.	Open Bank	6	$447,358	$364,090	$376,928	CA
8.	Noah Bank	5	$317,274	$261,522	$250,658	PA, NJ, NY
9.	First Intercontinental Bank	5	$293,991	$189,227	$250,930	GA
10.	UniBank	4	$228,770	$180,063	$159,705	WA
11.	NewBank	3	$195,839	$129,760	$160,945	NJ, NY
12.	Uniti Bank	3	$186,398	$127,115	$160,971	CA
13.	New Millennium Bank	3	$184,520	$131,244	$148,928	NJ
14.	NOA Bank	2	$183,834	$136,758	$156,569	GA
14.	Ohana Pacific Bank	2	$116,618	$79,311	$101,587	HI
15.	US Metro Bank	1	$107,952	$67,709	$93,974	CA